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                                                                   EXHIBIT 10.47

                                                               EXECUTION VERSION

                             SUBORDINATION AGREEMENT

      SUBORDINATION AGREEMENT, dated as of December 29, 2003 by and among JOHN
C. WOOLEY and JEFFREY J. WOOLEY (each a "Subordinated Lender"; and collectively, together with any other holders from time to time of the Subordinated Obligations, the "Subordinated Lenders"), SCHLOTZSKY'S FRANCHISOR, LLC, a Delaware limited liability company (together with its successors and assigns, the "Franchisor"), SCHLOTSKY'S, INC., a Texas corporation (together with its successors and assigns, "Schlotzsky's"), SCHLOTZSKY'S FRANCHISE OPERATIONS, LLC, a Delaware limited liability company ("Manager"), and DFW Restaurant Transfer Corp., a Texas corporation ("DFW"; DFW, Schlotzsky's, Manager and Franchisor may be referred to herein collectively as the "Credit Parties" and individually as a "Credit Party") and NS ASSOCIATES I, LTD., a Texas limited partnership (together with its successors and assigns, the "Senior Lender").

      WHEREAS, (a) Schlotzsky's has issued to Subordinated Lenders that certain promissory note, dated April 8, 2003, in the original principal amount of $1,000,000.00 (as modified by that certain Modification, Extension and Renewal of Promissory Note dated August 8, 2003, and as it may be further amended, restated, modified, replaced, renewed or extended, in each case subject to the provisions hereof, the "SI Subordinated Note"), and (b) in connection with the SI Subordinated Note (and as security therefor), Schlotzsky's and Subordinated Lenders are parties to that certain Security Agreement dated as of April 8, 2003 (as amended or otherwise modified from time to time subject to the provisions hereof, the "SI Subordinated Security Agreement"), pursuant to which Schlotzsky's granted to Subordinated Lenders security interests in certain collateral defined therein;

      WHEREAS, (a) Franchisor has issued to Subordinated Lenders that certain promissory note, dated November 12, 2003, in the original principal amount of $2,500,000.00 (as amended as of the date hereof, and as it may be further amended, restated, modified, replaced, renewed or extended from time to time, in each case subject to the provisions hereof, the "Franchisor Subordinated Note", and together with the SI Subordinated Note, each a "Subordinated Note" and collectively the "Subordinated Notes"), and (b) in connection with the Franchisor Subordinated Note (and as security therefor), Franchisor and Subordinated Lenders are parties to that certain Security Agreement dated as of November 12, 2003 (as amended or otherwise modified from time to time subject to the provisions hereof, the "Franchisor Subordinated Security Agreement", and together with the SI Subordinated Security Agreement, each a "Subordinated Security Agreement" and collectively the "Subordinated Security Agreements"), pursuant to which Franchisor granted to Subordinated Lenders security interests in certain collateral defined therein;

      WHEREAS, Subordinated Lenders have provided certain security, for the benefit of Schlotzsky's, securing obligations of Schlotzsky's to American Bank of Commerce in a principal amount of $150,000 under that certain Note and Security Agreement dated as of March 27, 2003, between Schlotzsky's and American Bank of Commerce (the "Bank of Commerce Agreement"; and any rights of Subordinated Lenders for reimbursement from Schlotzsky's with respect to any amounts relating to such Bank of Commerce Agreement, including any rights of subrogation resulting from any collection or enforcement against the collateral pledged by any Subordinated Lender, the "Subordinated Reimbursement Rights");
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      WHEREAS, pursuant to that certain Contribution Agreement dated as of June
7, 2003 (the "Contribution Agreement") between Schlotzsky's and Franchisor, Schlotzsky's, with the consent of Subordinated Lenders, contributed and transferred to Franchisor certain Conveyed Assets defined in the Contribution Agreement (which assets included certain assets pledged as collateral under the SI Subordinated Security Agreement); and

      WHEREAS, (a) pursuant to that certain Debt Restructuring Agreement dated as of December 29, 2003 among DFW, Schlotzsky's, Franchisor, Manager and Senior Lender (the "Restructuring Agreement"), DFW has issued to Senior Lender that certain amended and restated promissory note dated as of December 15, 2003 (amending and restating that certain promissory note dated August 30, 2002 issued by DFW) in the original principal amount of $23,268,000.00 (as so amended and restated, and as it may be amended, restated, modified, replaced, renewed or extended, the "Senior Note"), and (b) in connection with the Senior Note (and as security therefor), (i) DFW and Senior Lender are parties to that certain Security Agreement dated as of August 30, 2002 (as amended or otherwise modified from time to time, the "DFW Senior Security Agreement"), (ii) Franchisor has provided a guaranty of obligations under the Senior Note pursuant to that certain Guaranty dated as of December 29, 2003 (the "Franchisor Senior Guaranty"), (iii) Franchisor and Senior Lender are parties to that certain Security Agreement, dated as of even date herewith (as amended or otherwise modified from time to time, the "Franchisor Senior Security Agreement", and together with the DFW Senior Security Agreement, each a "Senior Security Agreement" and collectively the "Senior Security Agreements"), pursuant to which Franchisor has granted to Senior Lender security interests in certain collateral defined therein (and including substantially all assets of Franchisor), and (iv) Schlotzsky's has provided a guaranty of obligations under the Senior Note pursuant to that certain Guaranty of Payment dated as of August 30, 2002 (as amended or otherwise modified, the "SI Senior Guaranty", and together with the Franchisor Senior Guaranty, each a "Senior Guaranty" and collectively the "Senior Guaranties").

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. (a) Unless otherwise defined herein, terms defined in the Senior Security Agreement and used herein shall have the meanings given to them in the Senior Security Agreement.

      (b) The following terms shall have the following meanings:

      "ABC Security Agreement": has the meaning set forth in Section 9(a) hereof.

      "Agreement": this Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.


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      "Bank of Commerce Agreement": has the meaning assigned in the recitals hereto.

      "Branding Subsidiary" means Schlotzsky's Brand Products, LLC, a Delaware limited liability company.

      "Collateral": the collective reference to any and all Senior Lender Collateral and/or Subordinated Lender Collateral.

      "Collateral Enforcement Action": shall mean any action by any Subordinated Lender to (a) exercise or seek to exercise any rights or exercise any remedies with respect to any Senior Lender Collateral, (b) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (c) contest, protest or object to any foreclosure proceeding, postpetition financing, use of cash collateral or action brought by the Senior Lender or to any other exercise by the Senior Lender of any rights and remedies under any Senior Loan Documents. For purposes of clarification, the exercise by Subordinated Lenders of rights and remedies described in clauses (a) and (b) above with respect to Subordinated Lender Collateral consisting of property of any Person other than the Credit Parties or Branding Subsidiary, or property of Schlotzksy's not constituting Senior Lender Collateral, shall not be considered a "Collateral Enforcement Action".

      "Collection Action": shall mean (a) to demand, sue for, take or receive from or on behalf of any Credit Party or any guarantor of the Subordinated Obligations, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Credit Party with respect to the Subordinated Obligations, (b) to initiate or participate with others in any suit, action or proceeding against any Credit Party to
      (i) enforce payment of or to collect the whole or any part of the Subordinated Obligations or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Loan Documents or applicable law with respect to the Subordinated Obligations or the Subordinated Loan Documents, (c) to accelerate any Subordinated Obligations, or (d) to exercise any put option or to cause any Credit Party to honor any redemption or mandatory prepayment obligation under any Subordinated Loan Document.

      "Contribution Agreement": has the meaning assigned in the recitals hereto.

      "Credit Party": has the meaning set forth in the recitals hereto.

      "DFW": has the meaning assigned in the recitals hereto.

      "Event of Default": any Event of Default under the Senior Security Agreement or any of the Senior Loan Documents or any other event the occurrence of which (without further notice or the passage of time, in each case other than as required by law) entitles the Senior Lender to accelerate the maturity of any of the Senior Obligations.

      "Franchisor": has the meaning assigned in the recitals hereto.

      "Franchisor Senior Guaranty": has the meaning set forth in the recitals hereto.

      "Franchisor Senior Security Agreement": has the meaning set forth in the recitals hereto.


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      "Franchisor Subordinated Note": has the meaning set forth in the recitals hereto.

      "Franchisor Subordinated Security Agreement": has the meaning set forth in the recitals hereto.

      "Insolvency Event": (a) Any Credit Party or any of its Subsidiaries commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (b) there being commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against any Credit Party or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) any Credit Party or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a),
      (b) or (c) above; or (e) any Credit Party or any of its Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

      "Permitted Securities": securities of any Credit Party or other Person, the payment of which is subordinated, at least to the extent and substantially on the terms set forth in this Agreement, to the prior payment in full of all then outstanding Senior Obligations and to any securities issued in respect of any Senior Obligations under any plan of partial or complete liquidation, reorganization, readjustment, arrangement, composition or extension.

      "Permitted Subordinated Debt Payments": has the meaning set forth in
      Section 2(b) hereof.

      "Schlotzsky's": has the meaning set forth in the recitals hereto.

      "Senior Guaranties": has the meaning set forth in the recitals hereto.

      "Senior Lender Collateral": the collective reference to any and all property from time to time pledged by any Credit Party as security for (or otherwise subject to security interests to secure) the payment or performance of the Senior Obligations (whether or not the same also constitutes Subordinated Lender Collateral).

      "Senior Loan Documents": the collective reference to the Senior Note, the Senior Guaranties, the Senior Security Documents and all other documents that from time to time evidence the Senior Obligations or secure payment or performance thereof, as modified from time to time.


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      "Senior Note": has the meaning assigned in the recitals hereto, and includes, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Senior Note (whether provided by the original Senior Lender or a successor Senior Lender or other lenders), in each case to the extent permitted pursuant to this Agreement.

      "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Note and all other obligations and liabilities of the Credit Parties to the Senior Lender of whatever kind or nature pursuant to, under or in connection with the Senior Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in the Senior Loan Documents after the maturity of the Senior Note and interest accruing at the then applicable rate provided in the Senior Loan Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Senior Note, this Agreement, the other Senior Loan Documents or any other document made, delivered or given by any Credit Party in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Lender that are required to be paid by Credit Parties pursuant to the terms of the Senior Note or this Agreement or any other Senior Loan Document).

      "Senior Security Agreements": has the meaning set forth in the recitals hereto.

      "Senior Security Documents": the collective reference to the Senior Security Agreements, that certain Stock Pledge Agreement dated as of the date hereof between Schlotzsky's and Senior Lender, that certain Stock Pledge Agreement dated as of the date hereof between Franchisor and Senior Lender, that certain Trademark Security Agreement dated as of the date hereof between Franchisor and Senior Lender, and all other documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations.

      "SI Senior Guaranty": has the meaning set forth in the recitals hereto.

      "SI Subordinated Note": has the meaning set forth in the recitals hereto.

      "SI Subordinated Security Agreement": has the meaning set forth in the recitals hereto.

      "Subordinated Lender Collateral": the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Subordinated Obligations.

      "Subordinated Loan Documents: the collective reference to the Subordinated Notes, the Subordinated Security Documents and any other documents or instruments that from time to time


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      evidence the Subordinated Obligations or secure or support payment or performance thereof.

      "Subordinated Notes": has the meaning set forth in the recitals hereto.

      "Subordinated Obligations": the collective reference to the unpaid principal and interest on the Subordinated Notes, the Subordinated Reimbursement Rights, and all other obligations and liabilities of the Credit Parties to the Subordinated Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Notes after the maturity thereof and interest accruing at the then applicable rate provided in the Subordinated Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Notes, the Bank of Commerce Agreement, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Lenders that are required to be paid by any Credit Party pursuant to the terms of the Subordinated Notes or this Agreement or any other Subordinated Loan Document). For purposes of clarification, it is expressly understood and agreed that the Subordinated Obligations do not include any past, present or future amounts paid, payable or owing to either or both of the Subordinated Lenders in connection with or arising under any employment agreement, bonus, or other arrangement or agreement to the extent relating to the past, present or future employment of either or both of the Subordinated Lenders with any of the Credit Parties.

      "Subordinated Reimbursement Rights": has the meaning assigned in the recitals hereto.

      "Subordinated Security Agreements": has the meaning set forth in the recitals hereto.

      "Subordinated Security Documents": the collective reference to (a) Subordinated Security Agreements, as the same may be amended, modified or otherwise supplemented from time to time with the prior written consent of the Senior Lender, (b) a trademark security agreement, if executed, pursuant to which Franchisor may grant to Subordinated Lender a security interest in certain collateral having been pledged to Senior Lender (the pledge of which shall be permitted by Senior Lender so long as such agreement is substantially in the form of the trademark security agreement executed by Franchisor in favor of Senior Lender, and covers only the collateral pledged to Senior Lender thereunder), as the same may be amended, modified or otherwise supplemented from time to time with the prior written consent of the Senior Lender, and (c) any other documents executed by any Credit Party with the prior written consent of the Senior Lender (which consent shall not be required to the extent not involving any of Franchisor, DFW, Branding Subsidiary or any Senior Lender Collateral) that from time to time secure payment or performance of the Subordinated Obligations.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of


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this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Subordination. (a) Each Credit Party and each of the Subordinated Lenders agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

      (b) "Subordinate and junior in right of payment" means that (1) no part of the Subordinated Obligations shall have any claim to the assets of any Credit Party on a parity with or prior to the claim of the Senior Obligations (to the extent payable or guarantied by such Credit Party), and (2) unless and until the Senior Obligations have been paid in full, then, without the express prior written consent of the Senior Lender no Subordinated Lender will take, demand or receive from any Credit Party, and no Credit Party will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; provided, however, that, the following payments shall be permitted (such payments, the "Permitted Subordinated Debt Payments"):

      (A) Subordinated Lender may receive payments on the Subordinated Obligations from sources of repayment other than DFW, Franchisor or Branding Subsidiary (or any other Credit Party from proceeds of or payments on, or distributions by DFW or Franchisor of proceeds of or payments on, the Senior Lender Collateral), including realizations on collateral which is not part of the Senior Lender Collateral, and

      (B) except when an Event of Default has occurred and is continuing (or would occur if such payment were made under such Subordinated Note, or such payment is otherwise prohibited under the Restructuring Agreement, whether or not a cure period may be applicable to such prohibition), any of Schlotzsky's and Franchisor may make, and the Subordinated Lenders may receive, payments with respect to Subordinated Obligations in accordance with the terms of the Subordinated Notes or the Bank of Commerce Agreement, as applicable, as follows ):

            (i) Schlotzsky's may make payments (including prepayments) to the Subordinated Lenders with respect to the SI Subordinated Note, in an aggregate principal amount not to exceed $360,000 (plus interest thereon at the interest rate in effect on the date hereof), in each case out of excess cash flow at such times as may be determined as reasonable to be paid by Schlotzsky's management;

            (ii) Schlotzsky's may make payments with respect to the Subordinated Reimbursement Rights (or make payments or prepayments under the Bank of Commerce Agreement), in an aggregate principal amount not to exceed $150,000 (plus any interest thereon charged by American Bank of Commerce at the interest rate determined in accordance with the controlling loan documents as in effect on the date hereof), in each case out of excess cash flow at such times as may be determined as reasonable to be paid by Schlotzsky's


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      management; and

            (iii) From and after January 1, 2004 Franchisor may repay the Franchisor Subordinated Note pursuant to a 36-month payment schedule (with each such payment being in a principal amount equal to 1/36th of the principal amount of the Franchisor Subordinated Note as of January 1, 2004, together with interest accrued on such amount, or, alternatively, with an initial three or four month period of interest payments only followed by monthly payments in an equal principal amount, together with interest accrued on such amount, during the remainder of such 36 month period).

In furtherance of the foregoing, Subordinated Lender hereby agrees that, without the express written consent of Senior Lender (which consent may be granted or withheld in Senior Lender's sole discretion), at no time will Subordinated Lender charge, or any Credit Party be obligated to pay to Subordinated Lender,
(i) interest under the Franchisor Subordinated Note at a rate higher than 2.5% per annum over the prime rate from time to time in effect (as such prime rate is determined pursuant to the definition of "Index" in the Franchisor Subordinated
Note), or (ii) any fees or charges (other than interest and reimbursement of reasonable attorneys' fees) in connection with any amendment, modification, waiver, consent or other change with respect to the Subordinated Obligations.

      (c) The expressions "prior payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

3. Additional Provisions Concerning Subordination. (a) The Subordinated Lenders and each Credit Party agree that upon the occurrence of any Insolvency Event:

            (1) all Senior Obligations shall be paid in full before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; provided, however, that Subordinated Lenders may receive and retain any distributions on account of Subordinated Obligations to the extent such distributions consist solely of Permitted Securities; and

            (2) any payment or distribution of assets of any Credit Party, whether in cash, property or securities (other than Permitted Securities), to which any Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by such Credit Party, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Lender, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to any Subordinated Lender.

      (b) Upon the occurrence of any "Insolvency Event":

            (1) each Subordinated Lender irrevocably authorizes and empowers the Senior Lender (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, (B) to file claims and proofs of claim in any statutory or non-statutory proceeding, and (C) to take such other actions, in its own name


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            as Senior Lender, or in the name of the Subordinated Lenders or otherwise, as the Senior Lender may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Senior Lender to take any such action;

            (2) each Subordinated Lender shall take such action, duly and promptly, as the Senior Lender may request from time to time (A) to collect the Subordinated Obligations for the account of the Senior Lender and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

            (3) each Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as the Senior Lender may request to enable the Senior Lender to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

      (c) If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by any Subordinated Lender in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as provided in paragraph 2(b), such Subordinated Lender shall forthwith deliver the same to the Senior Lender, in the form received, duly indorsed to the Senior Lender, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by such Subordinated Lender as the property of the Senior Lender, segregated from other funds and property held by such Subordinated Lender.

      (d) Until the Senior Obligations are paid in full in cash, the Subordinated Lenders shall not take any Collection Action or Collateral Enforcement Action with respect to the Subordinated Obligations, except for a Collection Action as permitted in the following sentence. Upon the acceleration of the Senior Obligations, the Subordinated Lenders may, upon five days' prior written notice to Senior Lender, accelerate the Subordinated Obligations or take any other Collection Action (but not a Collateral Enforcement Action) which is not in contravention of the provisions of this Agreement; provided, however, that if following the acceleration of the Senior Debt, such acceleration is rescinded, then all Collection Actions taken by the Subordinated Lenders shall likewise be rescinded. Notwithstanding the foregoing, until the Senior Obligations are paid in full in cash, the Subordinated Lenders shall not (nor shall any agent on their behalf), without the prior written consent of the Senior Lender, take any Collateral Enforcement Action.

4. Rights in Collateral. (a) Notwithstanding anything to the contrary contained in the Senior Note, any Senior Security Document, any other Senior Loan Document or the Subordinated Notes, any Subordinated Security Document or other Subordinated Loan Document and irrespective of:

            (1) the time, order or method of attachment or perfection of the security interests created by any Senior Security Document or any Subordinated Security Document,

            (2) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral,


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            (3) anything contained in any filing or agreement to which the
            Senior Lender or any Subordinated Lender now or hereafter may be a party,

            (4) any provision of the Uniform Commercial Code or any other applicable law,

            (5) whether the liens securing the Senior Obligations are valid, enforceable, void, avoidable, subordinated, disputed, or allowed, or

            (6) any other circumstance whatsoever,

any security interest in any Collateral pursuant to any Senior Security Document has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Collateral pursuant to any Subordinated Security Document.

      (b) So long as the Senior Obligations have not been paid in full and any Senior Security Document remains in effect, whether or not any Insolvency Event has occurred,

            (1) no Subordinated Lender will take any Collateral Enforcement Action; and

            (2) the Senior Lender shall have the exclusive right to enforce rights and exercise remedies with respect to the Senior Lender Collateral and Senior Lender shall not be required to marshal any Senior Lender Collateral.

      (c) In exercising rights and remedies with respect to the Senior Lender Collateral, the Senior Lender may enforce the provisions of the Senior Security Documents and exercise remedies thereunder and under any other Senior Loan Documents, all in such order and in such manner as it may determine in the exercise of its sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Senior Lender Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. In conducting any public or private sale under the Uniform Commercial Code, the Senior Lender shall give the Subordinated Lenders such notice of such sale as may be required by the applicable Uniform Commercial Code; provided, however, that 10 days' notice shall be deemed to be commercially reasonable notice; and provided, further, that regardless of whether required under the Uniform Commercial Code, Senior Lender shall give the Subordinated Lenders not less than 10 days' prior notice of any such public or private sale.

      (d) When all Senior Obligations have been paid in full and the Senior Security Documents no longer are in effect, the Subordinated Lenders shall have the right to enforce the provisions of the Subordinated Security Documents and exercise remedies thereunder.

      (e) Any money, property or securities realized upon the sale, disposition or other realization by the Senior Lender upon all or any part of the Senior Lender Collateral, shall be applied by the Senior Lender in the following order:

            (1) First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Senior Lender in connection with such realization on the Senior Lender Collateral or the protection of their rights and interests therein;

            (2) Second, to the payment in full of all Senior Obligations in such order as the Senior Lender may elect in its sole discretion;

            (3) Third, to the extent applicable, to payment in full of all Subordinated Obligations then due and which are secured by such Senior Lender Collateral, which shall be paid to John C. Wooley, as agent for the Subordinated Lenders (or any successor agent designated by written notice from both Subordinated Lenders to the Senior Lender); and

            (4) Fourth, to pay to Franchisor, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

Notwithstanding the foregoing, Senior Lender shall have the right (but no obligation), exercisable at any time or from time to time in its sole discretion, to cause the application of any such funds to all or any portion of the Subordinated Obligations in advance of application thereof for payment of such portion of the Senior Obligations as Senior Lender may determine in its sole discretion.

      (f) The Senior Lender's rights with respect to the Senior Lender Collateral include the right to release any or all of the Senior Lender Collateral from the Lien under any Senior Security Document or Subordinated Security Document in connection with any sale of all or any portion of the Senior Lender Collateral notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Obligations or Subordinated Obligations. The Subordinated Lenders are hereby deemed to have consented to such sale(s) under the Subordinated Loan Documents. Concurrently with the execution of this Agreement, and from time to time thereafter, the Subordinated Lenders shall deliver to the Senior Lender such duly executed and undated UCC and, as applicable, intellectual property terminations, satisfactions and discharges of mortgages (the term "mortgage" being deemed to include mortgage deeds, deeds of trust and other similar instruments creating a lien on real property), termination statements and partial release statements (in blank as to the assets being released), as the Senior Lender may request with respect to the Subordinated Lenders' liens on the Credit Parties' assets. If the Senior Lender shall determine, in connection with any sale of Senior Lender Collateral, that the termination, satisfaction, discharge or partial release of the Lien on all or any portion of the Senior Lender Collateral under any Subordinated Security Document in connection with such sale is necessary or advisable, the Senior Lender may deliver to the applicable purchaser at such sale (or, upon the request of such purchaser, file) such previously delivered termination, satisfaction, discharge or partial release documents, which partial release documents the Senior Lender is hereby authorized to complete (whether one or more and from time to time)) by inserting the description of the assets to be released. The Subordinated Lenders shall execute such other release, satisfaction, discharge and termination documents and instruments and shall take such further actions as the Senior Lender shall request. Each Subordinated Lender hereby irrevocably constitutes and appoints the Senior Lender and any officer or Senior Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Subordinated Lender and in the name of such Subordinated Lender or in the Senior Lender's own name, from time to time in the Senior Lender's discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release, and, in addition, to take any and all other appropriate and commercially reasonably action for the purpose of carrying out the terms of this paragraph. Each Subordinated Lender hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph. No person to whom this power of attorney is presented, as authority for Senior Lender to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Subordinated Lender as to the authority of Senior Lender to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to Senior Lender unconditionally the authority to take and perform the actions contemplated herein. Each Subordinated Lender irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this power of attorney.

5. Consent of Subordinated Lenders. (a) Each Subordinated Lender consents that, without the necessity of any reservation of rights against any Subordinated Lender, and without notice to or further assent by any Subordinated Lender:

            (1) any demand for payment of any Senior Obligations made by the Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of any Credit Party or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of any Credit Party or any other party under any Senior Loan Document or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lender; and

            (2) the Senior Note and any other Senior Loan Document may be amended, modified, extended, supplemented, restated, refinanced, refunded, restructured or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released;

in each case all without notice to or further assent by any Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein; provided, however, that Senior Lender agrees that it will not so amend or otherwise modify the Senior Note or other Senior Loan Documents so as to increase the principal amount thereof to an amount in excess of the outstanding principal amount on the date hereof without the prior written consent of Subordinated Lender except in connection with (i) Senior Lender's option to provide additional financing in lieu of the Senior Lender Financing, or (ii) additional advances of funds in connection with curing defaults or making required payments of the Credit Parties under Area Development Agreements, Franchise Agreements or related documents, in each case (for clauses (i) and (ii) above) as described in the Restructuring Agreement.

      (b) Each Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lender upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between any Credit Party, on one hand, and the Senior Lender, on the other hand, shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Lender acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in entering into the Senior Loan Documents and in permitting the indebtedness of any Credit Party thereunder to remain outstanding pursuant to the terms thereof. Each Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default (other than any such notice required pursuant to this Agreement).

6. Negative Covenants of the Subordinated Lenders. So long as any of the Senior Obligations shall remain outstanding, no Subordinated Lender shall, without the prior written consent of the Senior Lender:

      (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Senior Lender, by a writing in form and substance reasonably satisfactory to the Senior Lender, the subordination provided for herein and agrees to be bound by all of the terms hereof;

      (b) permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented (including by way of changes to definitions) in any manner (other than (i) to extend the maturity date for the Subordinated Obligations, (ii) to include a right to accelerate amounts due thereunder upon the occurrence of a "Change in Control" as defined in the Restructuring Agreement, (iii) as required pursuant to Section 4(c) of the Restructuring Agreement, (iv) to change the payment schedule thereof so as to conform to the Permitted Subordinated Debt Payments or (iv) as permitted in the definition of Subordinated Security Documents), and the parties hereto agree that any such amendment shall be null and void ab initio and without legal force and effect;

      (c) commence, or join with any creditors other than the Senior Lender in commencing any case or proceeding referred to in the definition of Insolvency Event; or

      (d) permit any obligations of any Credit Party to Subordinated Lenders not constituting Subordinated Obligations to at any time be secured by Senior Lender Collateral, or otherwise to be secured in contravention of the restrictions in the Restructuring Agreement and the other Senior Loan Documents.

7. Senior Obligations Unconditional. All rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Lenders and the Credit Parties hereunder, shall remain in full force and effect irrespective of:

      (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

      (b) subject to paragraph 5(a), any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Note or any other Senior Loan Document;

      (c) subject to paragraph 5(a), any exchange, release or non-perfection of any security interest in any Senior Lender Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

      (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Obligations, or of any Subordinated Lender or any Credit Party in respect of this Agreement.

8. Additional Rights of Subordinated Lender.

      (a) each Subordinated Lender upon 2 business days prior written notice to Senior Lender shall have the right to purchase the Senior Obligations in whole, but not in part, at a price (the "Purchase Price") equal to the unpaid principal balance thereof, plus all accrued but unpaid interest thereon, plus all other costs expenses and fees that are due and payable in connection therewith. Upon payment of the Purchase Price, Senior Lender shall execute such documents as may be reasonably requested by the purchasing Subordinated Lender in order to accomplish the transfer, assignment and sale of the Senior Obligations.

      (b) In the event of a breach of the Senior Loan Documents, and in the event that the Credit Parties are entitled to notice of such breach and an opportunity to cure such breach, Senior Lender shall provide Subordinated Lenders notice at or about the same time as notice is provided to the Credit Parties under the Senior Loan Documents and shall give Subordinated Lenders the same opportunity to cure such breach in the same time frame as is provided to the Credit Parties under the Senior Loan Documents.

      (c) Notwithstanding anything to the contrary contained herein, each Subordinated Lender shall have the right to redeem the Senior Lender Collateral in accordance with the provisions of section 9-623 of the Uniform Commercial Code in effect in the State of Texas.

      (d) Subject to the indefeasible payment in full of all Senior Obligations, the Subordinated Lenders shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of any Credit Party applicable to the Senior Obligations until the principal of, and interest and premium, if any, on, and all other amounts payable in respect of the Subordinated Obligations shall be paid in full. For purposes of such subrogation, no payment or distribution to the Senior Lenders under the provisions hereof to which the Subordinated Lenders would have been entitled but for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to the Senior Lenders by the Subordinated Lenders, as among any Credit Party and its creditors other than the Senior Lenders, shall be deemed to be a payment by such Credit Party to or on account of the Senior Obligations.

9. Representations and Warranties. Each Subordinated Lender represents and warrants to the

Senior Lender that:

      (a) each its Subordinated Notes (each, as attached hereto as Schedule 1)
(1) has been issued to it for good and valuable consideration, (2) is owned by such Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Lender, other than the interest of the Senior Lender under this Agreement and the security interest of American Bank of Commerce in the SI Subordinated Note pursuant to that certain Security Agreement dated as of April 8, 2003 (the "ABC Security Agreement"), a true and correct copy of which Subordinated Lenders represent and warrant that they have delivered to Senior Lender, (3) is payable solely and exclusively to the Subordinated Lenders and to no other Person (except for the endorsements issued in connection with the pledge of the SI Subordinated Note to American Bank of Commerce pursuant to the ABC Security Agreement, a true and correct copy of which endorsements Subordinated Lenders represent and warrant that they have delivered to Senior Lender) and is payable without deduction for any defense, offset or counterclaim, and (4) constitutes the only evidence of the obligations evidenced thereby;

      (b) as of the date hereof, the outstanding Subordinated Obligations consist only of (1) $360,000 of principal and $20,395 of accrued and unpaid interest on the SI Subordinated Note, (2) $2,500,000 of principal and $20,312.50 of accrued and unpaid interest on the Franchisor Subordinated Note, and (3) Subordinated Reimbursement Rights not yet having arisen in favor of Subordinated Lenders, in connection with $150,000 of principal and $650 of accrued and unpaid interest payable by Schlotzsky's under the Bank of Commerce Agreement;

      (c) such Subordinated Lender has the power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement;

      (d) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Lender;

      (e) the execution, delivery and performance of this Agreement will not violate any provision of any requirement of law or contractual obligation of such Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Subordinated Lender pursuant to any requirement of law affecting or any contractual obligation of such Subordinated Lender, except the interest of the Senior Lender under this Agreement; and

      (f) except for consents and/or authorizations that have been obtained and are in full force and effect, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement; without limiting the foregoing, Subordinated Lenders represent and warrant that they have obtained the consent of American Bank of Commerce with respect to the execution, delivery and performance of this Agreement and its effect on the security interest of American Bank of Commerce in the SI Subordinated Note under the ABC Security Agreement (and the subordination of the payment obligations under the SI Subordinated Note).

10. Representation by Senior Lender. The Senior Lender has not made and does not hereby or otherwise make to the Subordinated Lenders, any representations or warranties, express, or implied other than the following: (a) the Senior Lender has the corporate/partnership power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate/partnership action to authorize its execution, delivery and performance of this Agreement; (b) this Agreement constitutes a legal, valid and binding obligation of the Senior Lender; (c) the execution, delivery and performance of this Agreement will not violate any provision of any requirement of law or contractual obligation of Senior Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of Senior Lender pursuant to any requirement of law affecting or any contractual obligation of Senior Lender; and (d) except for consents and/or authorizations which have been obtained in connection with this transaction (or are the responsibility of Subordinated Lenders or any Credit Party), no consent or authorization of, filing with (other than filings with respect to security interests), or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Senior Lender), is required by Senior Lender in connection with its execution, delivery and performance of this Agreement or the validity or enforceability thereof. The Senior Lender does not assume, and shall not have, any liability to any Subordinated Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or
(c) any Credit Party's title or right to transfer any collateral or security.

11. Waiver of Claims. To the maximum extent permitted by law, each Subordinated Lender waives any claim it might have against the Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Lender or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Senior Lender Collateral. In no event shall Senior Lender, or any of its respective directors, officers, employees or agents, be liable for failure to demand, collect or realize upon any of the Senior Lender Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Senior Lender Collateral upon the request of any Credit Party or any Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Senior Lender Collateral or any part thereof.

12. Provisions Applicable After Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. To the extent that any Subordinated Lender has or acquires any rights under Section 362, 363 or 364 of the Bankruptcy Code with respect to the Senior Lender Collateral, such Subordinated Lender hereby agrees not to assert such rights without the prior written consent of the Senior Lender; provided that, if requested by the Senior Lender, such Subordinated Lender shall seek to exercise such rights in the manner requested by the Senior Lender, including the rights in payments in respect of such rights. Without limiting the generality of the foregoing sentence, to the extent that Senior Lender consents to any Credit Party's use of cash collection under Section 363 of the Bankruptcy Code or Senior Lender agrees to provide financing to Franchisor under Section 364 of the Bankruptcy Code, each Subordinated Lender hereby agrees not to impede, object to (on grounds of lack of adequate protection, or otherwise), or otherwise interfere with such use of cash collateral or financing. Each Subordinated Lender specifically agrees that the Senior Lender may consent to any Credit Party's use of cash collateral or provide financing to any Credit Party on such terms and conditions and in such amounts as the Senior Lender, in its sole discretion, may decide and that, in connection with such cash collateral usage or such financing, any Credit Party (or a trustee appointed for the estate of such Credit Party) may grant to the Senior Lender liens and security interests upon all or any part of the assets of the Franchisor or other Credit Party, which liens and security interests: (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the bankruptcy petition or thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of Franchisor or other Credit Party held by the Subordinated Lenders. Each Subordinated Lender (both in its capacity as a Subordinated Lender and in its capacity (if any) as a party which may be obligated to any Credit Party or any Credit Party's Affiliates with respect to contracts which are part of the Senior Lender Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or other proceeding (A) challenging the enforceability of the claim of Senior Lender, (B) challenging the enforceability of any liens or security interests in any assets securing the Senior Obligations, or (C) asserting any claims which any Credit Party may hold with respect to Senior Lender. All allocations of payments among the Senior Lender and the Subordinated Lender shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), or any similar proceeding, on the same basis that the payments were to be allocated prior to the date of such filing. Each Subordinated Lender agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of its security interests, liens or other claims under
Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Lender has consented to such sale or disposition of such assets. Each Subordinated Lender agrees not to assert any right it may have to "adequate protection" of its interest in the Senior Lender Collateral in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of the Senior Lender. Each Subordinated Lender waives any claim it may now or hereafter have against the Senior Lender arising out of the election of Senior Lender, in any case instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral arrangement, or financing arrangement, or out of any grant of a security interest, under Section 363 or 364 of the Bankruptcy Code, with or by any Credit Party, as debtor in possession (or with or by any trustee for any Credit Party). Each Subordinated Lender agrees that it will not, in its capacity as a secured creditor: (a) propose, vote to accept, or otherwise support confirmation of, a plan of reorganization opposed by the Senior Lender, or (b) vote to reject, object to confirmation of, or otherwise oppose confirmation of, a plan of reorganization supported by the Senior Lender. The subordination and other provisions of this Agreement shall be enforceable under Section 510(a) of the Bankruptcy Code.

13. Further Assurances. The Subordinated Lenders and the Franchisor, at Franchisor's expense and at any time from time to time, upon the written request of the Senior Lender, will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Each Subordinated Lender will pay, indemnify and hold the Senior Lender harmless from and against any and all liabilities, obligations damages, penalties, actions (whether sounding in tort, contract or on any other ground), judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever arising out of or relating to a breach by any Subordinated Lender of any of its obligations under this Agreement.

14. Expenses. (a) Each Credit Party will pay or reimburse the Senior Lender, upon demand, for all of its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Senior Lender.

      (b) Each Credit Party will pay, indemnify, and hold the Senior Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by the Senior Lender or Subordinated Lender with respect to any of the foregoing.

15. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lender on the one hand and the Subordinated Lenders on the other, and no other Person shall have any right, benefit or other interest under this Agreement. Except as expressly set forth in this Agreement, nothing herein shall: (a) impair, as between any Credit Party and the Senior Lender and any Credit Party and any Subordinated Lender, the obligation of such Credit Party, which is absolute and unconditional, to pay principal of, interest on and all other portions of the Senior Obligations, on the one hand, and the Subordinated Obligations and all other obligations of such Credit Party, if any, to any Subordinated Lender, on the other hand, in each case in accordance with their respective terms; or (b) affect the relative rights of the Senior Lender or Subordinated Lenders with respect to any other creditors of any Credit Party.

16. Legend. Each Subordinated Lender and each Credit Party will cause each of the Subordinated Notes and each Subordinated Security Document to bear upon its face a legend referring to this Agreement and indicating that such documents are subordinated as provided herein, all in form and substance satisfactory to the Senior Lender. The Credit Parties and the Senior Lender will cause the Senior Note to bear upon its face a legend referring to this Agreement and indicating that such document is entitled to the benefits, and subject to the terms, of this Agreement.

17. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full.

18. Notices. All notices, requests and demands to or upon the Senior Lender or any Credit Party or any Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the Subordinated Lenders:

                      John C. Wooley                     Jeffrey J. Wooley
                      203 Colorado                       203 Colorado
                      Austin, Texas 78701                Austin, Texas 78701

     With a copy to:

                      DuBois, Bryant, Campbell & Schwartz, LLP
                      700 Lavaca, Suite 900
                      Austin, Texas  78701
                      Attention: Robert F. DuBois III
                      Telephone No.: 512.457.8000
                      Fax: 512.457.8008
                      Email: rdubois@dbcslaw.com

If to any Credit Party, then to such party, care of:

                           Schlotzsky's Inc.
                           203 Colorado Street, Suite 600
                           Austin, TX 78701
                           Attention: General Counsel
                           Telephone No.: 512-236-3806
                           Telecopy No.: 512-236-3740

If to Senior Lender:       NS Associates I, Ltd.
                           5720 LBJ Freeway, Suite 625
                           Dallas, Texas 75240
                           Attention: Morris P. Newberger
                           Telephone No.: 972-385-8092, ext. 2
                           Telecopy No.: 972-788-2399

     With a copy to:       Lester v. Baum, Esq.
                           Power & Coleman, L.L.P.
                           8080 North Central Expressway, Suite 1380
                           Dallas, Texas 75206

     With a copy to:       Carl T. Anderson
                           Paul, Hastings, Janofsky & Walker LLP
                           515 South Flower Street
                           Twenty-fifth Floor
                           Los Angeles, CA 90071
                           Telephone No.: 213-683-6263
                           Telecopy No.: 213-627-0705

The Senior Lender, the Credit Parties and any Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

19. Default Notices. The Subordinated Lenders shall provide the Senior Lender with written notice of any event of default with respect to, or acceleration of, all or any part of the Subordinated Obligations concurrently with the sending thereof to any Credit Party and promptly shall notify the Senior Lender in the event a default which is the subject of such a notice is cured or waived.

20. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Senior Lender.

21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

22. Integration. This Agreement represents the agreement of the Senior Lender and the Subordinated Lenders with respect to the subject matter hereof and there are no promises or representations by the Senior Lender or any Subordinated Lender relative to the subject matter hereof not reflected herein.

23. Amendments in Writing; No Waiver: Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Lender, each Credit Party and each Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Lender in a letter or agreement executed by the Senior Lender or by telex or facsimile transmission from the Senior Lender.

      (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

24. Section Headings. The section and paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

25. Successors and Assigns. (a) This Agreement shall be binding upon and shall inure to the benefit of the Senior Lender, each Subordinated Lender, each Credit Party and each of their respective heirs, administrators, executors, successors and assigns.

(b) Upon a successor Senior Lender becoming the Senior Lender under the Senior Loan Documents or upon another lender (a "Refinancing Lender") refinancing all or with the prior written consent of the then existing Senior Lender, any portion, of the Senior Obligations, such successor Senior Lender or Refinancing Lender shall automatically be entitled to all the rights and powers of the Senior Lender hereunder without the need for any further action on the part of any party hereto. In further confirmation of the foregoing, each Subordinated Lender agrees that it will, at the request of Senior Lender, enter into an agreement, in the form of this Agreement, mutatis mutandis, to subordinate the Subordinated Obligations and any security interests or liens it now or hereafter has in or upon the Senior Lender Collateral, to the same extent as provided herein, to the party refinancing all or a portion of the Senior Obligations.

26. Invalidated Payments. To the extent that the Senior Lender receives payments on, or proceeds of Senior Lender Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Credit Party, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

27. Specific Performance. The Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when any Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to such Subordinated Lender whether or not the Credit Parties shall have complied with any of the provisions hereof applicable to any Credit Party, and the Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

28. GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of Texas. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the County of Dallas, State of Texas, or in Senior Lender's sole discretion, such other court in which Lender shall initiate legal or equitable proceedings and which shall have subject matter jurisdiction over the matter in controversy. Each of the Credit Parties and the Subordinated Lenders waives any rights it may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court ordered relief. Each of the Credit Parties and the Subordinated Lenders hereby waives personal service of the summons, complaints and other process issued in any such action or suit and agrees that service of such summons, complaints and other process may be made by registered or certified mail addressed to it at the address set forth in Section17 hereof, as the case may be, and that service so made shall be deemed completed upon the earlier of any Credit Party's or any Subordinated Lender's actual receipt thereof or three (3) days after deposit in the u.s. mails, proper postage prepaid.

29. MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN

THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

30. Termination. Subject to the provisions of paragraph 25, this Agreement shall terminate upon the indefeasible payment in full of the Senior Obligations.

31. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                            [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


SENIOR LENDER:

NS ASSOCIATES I, LTD,

     By: NS Associates, Inc.,
           its General Partner

           By:   /s/ MORRIS NEWBERGER
               ---------------------------
               Morris Newberger, President


SUBORDINATED LENDERS:

JOHN C. WOOLEY

   /s/ JOHN C. WOOLEY
-----------------------------
JEFFREY J. WOOLEY

   /s/ JEFFREY J. WOOLEY
-----------------------------


CREDIT  PARTIES:

SCHLOTZSKY'S FRANCHISOR, LLC

By: /s/ JOYCE CATES
    -----------------------------
Title: Senior Vice President


SCHLOTSKY'S, INC.

By: /s/ JOYCE CATES
    -----------------------------
Title: Sr. VP - Franchise Operations


DFW RESTAURANT TRANSFER CORP.

By: /s/ JEFFREY J. WOOLEY
    -----------------------------
Title: Senior Vice President


SCHLOTZSKY'S FRANCHISE OPERATIONS, LLC

By: /s/ JOYCE CATES
    -----------------------------
Title: Senior Vice President

                                   Schedule 1

                               SUBORDINATED NOTES

                                 [see attached]

             MODIFICATION, EXTENSION AND RENEWAL OF PROMISSORY NOTE

$1,000,000.00                                                   October 31, 2003

      For value received, the undersigned (the "Makers," whether one or more), promise to pay to the order of JOHN C. WOOLEY AND JEFFREY J. WOOLEY (the "Payee"), at 203 Colorado, Austin, Travis County, Texas 78701, or such other location as the Payee designates to the Makers in writing, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or the outstanding principal amount advanced hereunder, whichever is less, in legal and lawful money of the United States of America, with interest thereon from the date hereof through the maturity date of this Note (whether by acceleration or otherwise) (the "Maturity Date") at the rate of six percent (6.0%) per annum (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days), the interest being payable as hereinafter specified. After the Maturity Date until paid, unpaid principal and accrued unpaid interest shall bear interest at a rate per annum equal to the lesser of (i) eighteen percent (18%), or (ii) the Maximum Lawful Rate. As used herein, the term "Maximum Lawful Rate" shall mean the greater of (i) the highest non-usurious rate of interest permitted by applicable United States law, or (ii) a rate per annum equal to the applicable weekly ceiling described in Chapter 303 of the Texas Finance Code, as amended, as such indicated rate ceiling is in effect from time to time, but in no event greater than twenty-four (24.0%) per annum. Unless precluded by law, changes in the Maximum Lawful Rate created by statute or governmental action during the term of this Note shall be immediately applicable to this Note on the effective date of such changes. If the applicable law ceases to provide for a Maximum Lawful Rate, the Maximum Lawful Rate shall be equal to eighteen percent (18%) per annum, unless the loan evidenced by this Note is subject to Regulation Z of the Board of Governors of the Federal Reserve System, 12 C. F. R. ss.226 and is secured by a dwelling, in which case the Maximum Lawful Rate shall be equal to twenty-four percent (24.0%) per annum.

      Notwithstanding the foregoing, if, at any time, the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful
Rate) exceeds the Maximum Lawful Rate, the rate of interest to accrue on this Note shall be limited to the Maximum Lawful Rate, but any subsequent reductions in such rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) shall not reduce the rate of interest to accrue on this Note below the Maximum Lawful Rate until the total amount of interest which would have accrued if a varying rate per annum equal to the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful
Rate) had at all times been in effect.

      If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date hereof, then the Makers agree that the new Maximum Lawful Rate will be applicable hereto from the effective date of the new Maximum Lawful Rate, unless such application is precluded by statute or governmental action or by the general law of the jurisdiction governing the transaction evidenced hereby.

      This Note is in renewal, extension and modification of that one certain Modification, Renewal and Extension of Promissory Note between Maker and Payee dated effective August 8, 2003, which renewed and extended the term of that certain Promissory Note in the original principal amount of $1,000,000.00 between Maker and Payee dated effective April 8, 2003. The only change the parties wish to make to the previous note is to extend the maturity date from October 31, 2003 to January 16, 2004. The parties intend all other terms to remain the same.

TERMS OF PAYMENT:

      The accrued interest on this Note shall be due and payable in monthly installments, commencing on November 8, 2003, and continuing regularly thereafter on the same day of each calendar month until January 16, 2004, when the entire amount of this Note, principal and accrued interest then remaining unpaid, shall be due and payable. Interest shall be calculated on the unpaid principal to the date each installment is paid and each such payment shall be credited to the discharge of the interest accrued, the reduction of principal, and other authorized charges, if any, in such manner and order as the Payee shall determine in its sole discretion.

PAYMENT ON NON-BUSINESS DAYS:

      If any payment hereunder falls due on a Saturday, Sunday or public holiday on which commercial banks in Austin, Texas are permitted or required by law to be closed, the time for such payment shall be extended to the next day on which the Payee is open for business, and such extension of time shall be included in the calculation of interest accruing and payable hereunder.

PREPAYMENT:

      The Makers reserve the right to prepay this Note in any amount at any time prior to maturity without penalty. Interest shall be calculated on the unpaid principal to the date of any prepayment and any such prepayment shall be applied first toward the payment of accrued interest and next to the principal installments of this Note in the inverse order of maturity.

SECURITY FOR PAYMENT:

      Payment of this Note is secured by, and this Note is entitled to the benefits of, all security agreements, assignments, deeds of trust, mortgages and lien instruments executed by the Makers (or any of them), or other similar instruments, guaranties, endorsements or other agreements, executed by any other person or entity (the "Collateral Agreements," whether one or more) to secure, guarantee or otherwise provide for the payment hereof, in favor of or for the benefit of the Payee, including any previously executed and any now or hereafter executed. Without limiting the foregoing, the Collateral Agreements include Security Agreement dated of even date herewith executed by the Makers and Payee covering certain of the Makers' personal property.

USE OF PROCEEDS:

      This Note represents funds advanced to the Makers at the Makers' special instance and request and used to provide working capital for the Makers.

REPRESENTATIONS AND WARRANTIES:

      The Makers expressly represent and warrant to the Payee that it is a corporation duly organized and existing under the laws of the State of Texas; that it possesses full power and authority to own its property and to conduct its business as now conducted and as presently proposed to be conducted; that the execution and delivery of this Note will not contravene any provisions of its articles incorporation, bylaws or any other agreement relating to its form of entity; that the officer executing this Note is the legally qualified and acting officer of said corporation and is expressly authorized to execute this Note by appropriate resolution of the Board of Directors of said corporation.

LIMITATION OF INTEREST:

      All agreements and transactions among the Makers and the Payee, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Payee from the Makers for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the Maximum Lawful Rate, it particularly being the intention of the parties hereto to conform strictly to the applicable usury laws of the State of Texas (or applicable United States law to the extent that it permits the Payee to contract for, charge or receive a greater amount of interest than under Texas law). Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the Maximum Lawful Rate, shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Makers. To the extent not prohibited by applicable law, determination of the Maximum Lawful Rate shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this loan, all interest at any time contracted for, charged or received from the Makers in connection with this loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

SUCCESSORS AND ASSIGNS:

      As used herein, the term "Payee" shall include the successors and assigns of the Payee and any subsequent owner and holder of this Note, and the term "Makers" shall include co-makers, endorsers, guarantors, sureties and their respective successors and assigns.

DEFAULT AND COLLECTION:

      Subject to the express notice and cure provisions contained in this Note, it is expressly provided that, upon default in the punctual payment of this Note, or any part hereof, principal or interest, as the same shall become due and payable, or upon default in the performance of or compliance with any of the terms of any of the Collateral Agreements, or if the Payee deems the Payee insecure, either because the prospect of timely payment of this Note becomes impaired, or because the prospect of timely performance of any of the Collateral Agreements becomes impaired, at the option of the Payee, the entire indebtedness evidenced hereby shall be matured, and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Makers jointly and severally agree and promise to pay all reasonable attorney's fees, court costs and collection costs incurred by the Payee.

NOTICE AND CURE RIGHTS:

      In the event of any default under the Collateral Agreements or this Note, the Makers and each Guarantors named below shall be entitled to receive written notice of any such default and a period of fifteen (15) days after such notice is sent by the Payee within which to cure such default prior to the Payee's being entitled to exercise any remedy which may arise due to the occurrence of such default, other than the right to withhold making further advances of funds during the period any such default remains uncured. However, nothing herein shall obligate the Payee to give the Makers more than one (1) notice of default during any ninety (90) day period. The provisions of this paragraph shall control over any inconsistent provision in any of the Collateral Agreements; and any right to accelerate the maturity of this Note contained in any of the Collateral Agreements is subject to prior compliance with this paragraph.

WAIVERS AND CONSENTS:

      Subject to the express notice and cure provisions contained in this Note, each of the Makers waives presentment for payment, notice of intent to accelerate, notice of acceleration, protest and notice of protest, dishonor and diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity. The Payee may remedy any default, without waiving the same, or may waive any default without waiving any prior or subsequent default.

GOVERNING LAWS AND VENUE:

      This Note is governed by and is to be construed and enforced in accordance with the laws of the State of Texas and of the United States. The Makers agree and consent to the jurisdiction of the District Courts of Travis County, Texas, and of the United States District Court for the Western District of Texas (Austin Division) and acknowledge that such courts shall constitute proper and convenient forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof, and agree that such courts shall be the exclusive forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof.

                                                 Schlotzsky's, Inc.,
                                                 a Texas corporation


                                                 By: /s/ JOYCE CATES
                                                     -------------------
                                                        Joyce Cates,
                                                        Senior Vice President

                                 PROMISSORY NOTE

$2,500,000.00                                                  November 14, 2003

      For value received, the undersigned (the "Makers," whether one or more), promise to pay to the order of JOHN C. WOOLEY AND JEFFREY J. WOOLEY (the "Payee"), at 203 Colorado, Austin, Travis County, Texas 78701, or such other location as the Payee designates to the Makers in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), or the outstanding principal amount advanced hereunder, whichever is less, in legal and lawful money of the United States of America, with interest thereon from the date hereof through the maturity date of this Note (whether by acceleration or otherwise) (the "Maturity Date") at the Applicable Interest Rate (hereinafter defined), the interest being payable as hereinafter specified.

      Prior to maturity, the term "APPLICABLE INTEREST RATE" means a varying rate per annum equal to the lower of (w) the sum of the Index (hereinafter defined) and 250 basis points or (x) the Maximum Lawful Rate. After maturity, the term "Applicable INTEREST RATE" means a varying rate per annum equal to the lower of (y) sum of the Index plus 500 basis points (but never less than 6% per annum) or (z) the Maximum Lawful Rate. The rate per annum at which interest accrues hereunder shall be adjusted without notice to the Makers on the effective date of any change in the Index or the Maximum Lawful Rate, as the case may be.

      The term "INDEX" means the annual lending rate of interest announced from time to time by J.P. Morgan Chase & Co., New York, New York, as its prime rate, or in the event no such rate is announced, then a comparable rate reasonably selected by the Payee and specified in a written notice to the Makers. The Index in effect as of November 14, 2003 (the date this Note was printed) is 4.0%. The Makers understand that the Index may not be the lowest rate of interest charged to or paid by customers of the Payee or of any financial institution, that the Index is not necessarily more favorable than another rate or index, and that rates on other loans or credit facilities may be based on indices other than the Index.

      The term "Maximum Lawful Rate" shall mean the greater of (i) the highest non-usurious rate of interest permitted by applicable United States law, or (ii) a rate per annum equal to the applicable weekly ceiling described in Chapter 303 of the Texas Finance Code, as amended, as such indicated rate ceiling is in effect from time to time, but in no event greater than twenty-four (24.0%) per annum. Unless precluded by law, changes in the Maximum Lawful Rate created by statute or governmental action during the term of this Note shall be immediately applicable to this Note on the effective date of such changes. If the applicable law ceases to provide for a Maximum Lawful Rate, the Maximum Lawful Rate shall be equal to eighteen percent (18%) per annum.

      Notwithstanding the foregoing, if, at any time, the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful
Rate) exceeds the Maximum Lawful Rate, the rate of interest to accrue on this Note shall be limited to the Maximum Lawful Rate, but any subsequent reductions in such rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) shall not reduce the rate of interest to accrue on this Note below the Maximum Lawful Rate until the total amount of interest which would have accrued if a varying rate per annum equal to the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) had at all times been in effect.

      If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date hereof, then the Makers agree that the new Maximum Lawful Rate will be applicable hereto from the effective date of the new Maximum Lawful Rate, unless such application is precluded by statute or governmental action or by the general law of the jurisdiction governing the transaction evidenced hereby.

      Interest on this Note shall be calculated at a daily rate based on a year of 360 days, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount or rate of interest payable hereunder exceed that calculated under or constituting the Maximum Lawful Rate.

TERMS OF PAYMENT:

      The accrued interest on this Note shall be due and payable in monthly installments, commencing on December 15, 2003, and continuing regularly thereafter on the same day of each calendar month until January 16, 2004, when the entire amount of this Note, principal and accrued interest then remaining unpaid, shall be due and payable. Interest shall be calculated on the unpaid principal to the date each installment is paid and each such payment shall be credited to the discharge of the interest accrued, the reduction of principal, and other authorized charges, if any, in such manner and order as the Payee shall determine in its sole discretion.

PAYMENT ON NON-BUSINESS DAYS:

      If any payment hereunder falls due on a Saturday, Sunday or public holiday on which commercial banks in Austin, Texas are permitted or required by law to be closed, the time for such payment shall be extended to the next day on which the Payee is open for business, and such extension of time shall be included in the calculation of interest accruing and payable hereunder.

PREPAYMENT:

      The Makers reserve the right to prepay this Note in any amount at any time prior to maturity without penalty. Interest shall be calculated on the unpaid principal to the date of any prepayment and any such prepayment shall be applied first toward the payment of accrued interest and next to the principal installments of this Note in the inverse order of maturity.

SECURITY FOR PAYMENT:

      Payment of this Note is secured by, and this Note is entitled to the benefits of, all security agreements, assignments, deeds of trust, mortgages and lien instruments executed by the Makers (or any of them), or other similar instruments, guaranties, endorsements or other agreements, executed by any other person or entity (the "Collateral Agreements," whether one or more) to secure, guarantee or otherwise provide for the payment hereof, in favor of or for the benefit of the Payee, including any previously executed and any now or hereafter executed. Without limiting the foregoing, the Collateral Agreements include Security Agreement dated of even date herewith executed by the Makers and Payee covering certain of the Makers' personal property.

USE OF PROCEEDS:

      This Note represents funds advanced to the Makers at the Makers' special instance and request and used to provide working capital for the Makers.

NO SETOFF:

      The Makers covenant and agree that it will not exercise any right which it might otherwise have at common law, or otherwise, to setoff amounts due and owing to such Makers hereunder against amounts which are or may be due and owing to any one or more of the Makers by the Payee.

REPRESENTATIONS AND WARRANTIES:

      The Makers expressly represent and warrant to the Payee that it is a limited liability company duly organized and existing under the laws of the State of Delaware and qualified to conduct business as a foreign limited liability company in good standing under the laws of the State of Texas; that it possesses full power and authority to own its property and to conduct its business as now conducted and as presently proposed to be conducted; that the execution and delivery of this Note will not contravene any provisions of its certificate of formation, LLC Agreement or any other agreement relating to its form of entity; that the representative executing this Note is the legally qualified and acting representative of said company and is expressly authorized to execute this Note by appropriate resolution.

LIMITATION OF INTEREST:

      All agreements and transactions among the Makers and the Payee, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Payee from the Makers for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the Maximum Lawful Rate, it particularly being the intention of the parties hereto to conform strictly to the applicable usury laws of the State of Texas (or applicable United States law to the extent that it permits the Payee to contract for, charge or receive a greater amount of interest than under Texas law). Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the Maximum Lawful Rate, shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Makers. To the extent not prohibited by applicable law, determination of the Maximum Lawful Rate shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this loan, all interest at any time contracted for, charged or received from the Makers in connection with this loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

SUCCESSORS AND ASSIGNS:

      As used herein, the term "Payee" shall include the successors and assigns of the Payee and any subsequent owner and holder of this Note, and the term "Makers" shall include co-makers, endorsers, guarantors, sureties and their respective successors and assigns.

DEFAULT AND COLLECTION:

      Subject to the express notice and cure provisions contained in this Note, it is expressly provided that, upon default in the punctual payment of this Note, or any part hereof, principal or interest, as the same shall become due and payable, or upon default in the performance of or compliance with any of the terms of any of the Collateral Agreements, or if the Payee deems the Payee insecure, either because the prospect of timely payment of this Note becomes impaired, or because the prospect of timely performance of any of the Collateral Agreements becomes impaired, at the option of the Payee, the entire indebtedness evidenced hereby shall be matured, and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Makers jointly and severally agree and promise to pay all reasonable attorney's fees, court costs and collection costs incurred by the Payee.

NOTICE AND CURE RIGHTS:

      In the event of any default under the Collateral Agreements or this Note, the Makers and each guarantor shall be entitled to receive written notice of any such default and a period of fifteen (15) days after such notice is sent by the Payee within which to cure such default prior to the Payee's being entitled to exercise any remedy which may arise due to the occurrence of such default, other than the right to withhold making further advances of funds during the period any such default remains uncured. However, nothing herein shall obligate the Payee to give the Makers more than one (1) notice of default during any ninety
(90) day period. The provisions of this paragraph shall control over any inconsistent provision in any of the Collateral Agreements; and any right to accelerate the maturity of this Note contained in any of the Collateral Agreements is subject to prior compliance with this paragraph.

WAIVERS AND CONSENTS:

      Subject to the express notice and cure provisions contained in this Note, each of the Makers waives presentment for payment, notice of intent to accelerate, notice of acceleration, protest and notice of protest, dishonor and diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity. The Payee may remedy any default, without waiving the same, or may waive any default without waiving any prior or subsequent default.

GOVERNING LAWS AND VENUE:

      This Note is governed by and is to be construed and enforced in accordance with the laws of the State of Texas and of the United States. The Makers agree and consent to the jurisdiction of the District Courts of Travis County, Texas, and of the United States District Court for the Western District of Texas (Austin Division) and acknowledge that such courts shall constitute proper and convenient forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof, and agree that such courts shall be the exclusive forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof.

                                        Schlotzsky's Franchisor, LLC,
                                        a Delaware limited liability company


                                        By: /s/ JOYCE CATES
                                            -------------------
                                               Joyce Cates,
                                               Senior Vice President